Supplement to the Current Prospectus

MFS(R) Value Fund

Below the third paragraph in the sub-section entitled "Investment Adviser" under the main heading "Management of the Fund," the following is inserted:

Effective September 1, 2008, the fund's Investment Advisory Agreement was amended such that the management fee set forth in that Agreement is 0.60% annually of the first $7.5 billion, 0.53% annually between $7.5 billion and $10 billion, and 0.50% annually in excess of $10 billion, of the fund's average daily net assets. Effective September 1, 2008, MFS has agreed in writing to reduce its management fee to 0.45% annually in excess of $12.5 billion of the fund's average daily net assets until modified by the fund's Board of Trustees, but such agreement will continue until at least November 30, 2012.

At the end of the last paragraph in the sub-section entitled "Distribution and Service Fees" under the main heading "Description of Share Classes," the following is inserted:

Effective March 1, 2009, the Class A and Class 529A distribution fees will be eliminated.


                The date of this supplement is December 1, 2008.